                         ANNUAL REPORT / OCTOBER 31 1999

                          AIM GLOBAL TELECOMMUNICATIONS
                               AND TECHNOLOGY FUND

                                  [COVER IMAGE]


                             [AIM LOGO APPEARS HERE]

                                 [ COVER IMAGE ]

                      -------------------------------------

                       ACCENT IN PINK BY WASSILY KANDINSKY

         BOTH AS AN ARTIST AND AS A THEORIST, KANDINSKY PLAYED A PIVOTAL

           ROLE IN THE DEVELOPMENT OF ABSTRACT ART. HIS EXPLORATION OF

            THE POSSIBILITIES OF ABSTRACTION MADE HIM ONE OF THE MOST

          IMPORTANT INNOVATORS IN MODERN ART. MANY OF THE COMPANIES IN

      WHICH THIS FUND INVESTS ARE ON THE CUTTING EDGE OF TELECOMMUNICATIONS

                 AND TECHNOLOGY, MAKING THEM INNOVATORS AS WELL.

                      -------------------------------------

AIM Global Telecommunications and Technology Fund is for shareholders seeking long-term growth of capital by investing primarily in equity securities of companies throughout the world engaged in the development, manufacture or sale of telecommunications and technology services or equipment.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Telecommunications and Technology Fund (formerly AIM Global Telecommunications Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o During the fiscal year ended 10/31/99, the fund paid distributions of $0.5625 per share for Class A, Class B and Advisor Class shares. The fund paid no distributions for Class C shares since sales commenced.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B, Class C and Advisor Class shares will differ from that of its Class A shares due to differences in sales-charge structure and expenses.
o Because Class C shares have been offered for less than one year (since 3/1/99), all total return figures for Class C shares reflect cumulative total return that has not been annualized.
o   Beginning 3/1/99, Advisor Class shares were closed to new investors.
o The fund's average annual total returns, including sales charges, for periods ended 9/30/99 (the most recent calendar quarter end) are as follows:
    Class A shares, one year, 54.99%; five years, 12.07%; since inception (1/27/92), 14.16%. Class B shares, one year, 56.80%; five years, 12.36%;
    since inception (4/1/93), 15.14%. Class C shares, since inception (3/1/99), 19.44%. Advisor Class shares, one year, 63.39%; since inception (6/1/95), 17.76%.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in a single-sector mutual fund involves greater risk and potential reward than investing in a more diversified fund.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged MSCI World Index is a group of global securities listed on major world stock exchanges tracked by Morgan Stanley Capital International.
o The unmanaged Nasdaq (National Association of Securities Dealers Automated Quotation system) Composite Index is a group of more than 5,000 over-the-counter securities widely regarded by investors to represent the small-and medium-sized company stock universe.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a group of securities widely regarded by investors to represent the stock market in general. Results shown assume the reinvestment of dividends.
o You cannot invest in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report reconfirmed our
     [PHOTO OF      faith in two long-established principles of investing:
    Charles T.      portfolio diversification and long-term thinking. We could
      Bauer,        title this report "What a Difference a Year Makes."
   Chairman of           An investor surveying conditions when the fiscal year
   the Board of     opened on October 31, 1998, saw a market dominated by
     THE FUND       large-capitalization stocks and high-quality bonds,
   APPEARS HERE]    especially U.S. Treasuries. Ten months into 1998, two
                    well-known indexes of large-capitalization U.S. company stocks, the S&P 500 and the Dow Jones Industrial Average, were up by double digits, but the smaller-company stocks in the Russell 2000 had lost 12.80%. Overseas, many markets were languishing, especially in Asia, where many financial difficulties originated in 1997.
                        In bond markets also, name-brand quality was the place
                    to be. The Lehman Corporate/Government Bond Index, which
follows intermediate and long-term government and investment-grade debt, was up 8.56%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had dropped 2.30%.
    It would be easy for an investor to conclude that blue chips, whether equity or fixed-income, were the only place to be. That investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continue to do very well, during 1999 markets broadened considerably, with many investment sectors performing a complete turnaround. Year to date by October 31, 1999, the small-cap stocks in the Russell 2000 were back in positive territory, and the many Asian markets had staged a comeback. The same holds true for bonds. The higher-quality Lehman index is down 1.49% year to date through October 31, 1999, while high-yield bonds have moved into positive returns.

    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio and can help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended October 31, 1999, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
A I M Advisors, Inc.

                      -------------------------------------

                                  STAYING FULLY

                            INVESTED IN A DIVERSIFIED

                                PORTFOLIO REMAINS

                              A COMPELLING STRATEGY

                                 AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                 LONG-TERM GAIN.

                      -------------------------------------


                AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



TELECOM AND TECHNOLOGY LEAD
MARKET PERFORMANCE

THE MARKET ENVIRONMENT HAS GREATLY CHANGED SINCE YOUR REPORT A YEAR AGO. HOW DID AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND PERFORM?
After being hammered by market volatility during last year's financial crisis, the fund has recovered and surged ahead to provide outstanding returns.
    For the fiscal year ended October 31, 1999, Class A and Class B shares of the fund had total returns of 67.63% and 66.84%, respectively, excluding sales charges. Advisor Class shares finished the reporting period with a total return of 68.67%. These returns overpowered the S&P 500 Index and the MSCI World Index, which had total returns of 25.66% and 24.91%, respectively, for the fiscal year.
    Class C shares of the fund, which commenced sales on March 1, 1999, had a cumulative total return of 32.24% through October 31, excluding sales charges.
    Total net assets in the fund grew from $1.33 billion a year ago to $1.94 billion at the end of the reporting period.

WHAT WAS THE MARKET ENVIRONMENT LIKE DURING THE FISCAL YEAR?
With the worst of the global financial crisis past, the question throughout much of 1999 has been whether or not the Federal Reserve Board (the Fed) would need to raise interest rates to forestall inflation. Inflation fears spawned volatility in the markets, curbing high-flying technology and communications stocks in the spring and bringing on a resurgence of more cyclical stocks. The Fed boosted the federal funds rate from 4.75% to 5% at the end of June in a pre-emptive strike against inflation.
    By mid-summer, the three most-watched stock indexes--the Dow, Nasdaq and S&P 500--reached new record highs, boosted by solid corporate earnings, continued tame inflation and renewed vitality among tech stocks. But investors' fears dampened stocks as key economic indicators, such as employment data and consumer prices, showed that the economy blazed ahead unrelentingly. In response, on August 24, the Fed raised both the federal funds rate and the discount rate to 5.25% and 4.75%, respectively.
    Recent indicators have pointed to a slight slowdown in the U.S. economy. Some analysts feel that the Fed has merely taken back the rate cuts it was forced to make when last year's global financial crisis seeped into U.S. markets. Despite persistent inflation fears, the U.S. economy continues to experience a near-record level of consumer confidence. If the current economic expansion lasts through the end of 1999, it will become the longest peacetime expansion in U.S. history.

HOW HAVE FOREIGN MARKETS PERFORMED?
Global economic news is good on the whole, thanks largely to recoveries in Europe, Asia and Japan. Markets that were devastated a year ago have come along well during 1999; countries that have focused on cleaning up their banking systems and stabilizing their currencies have enjoyed the best performance.
    European companies are undergoing the same type of restructuring that U.S. companies went through in the 1980s. They are selling unproductive assets, cutting workforces and buying back shares. Strong merger-and-acquisition activity also continues in Europe, stimulated by the launch of the euro early in 1999.

HOW HAVE TELECOM AND TECHNOLOGY STOCKS FARED?
At the end of the reporting period, the communications and technology components of the S&P 500 were up 16.98% and 32.20%, respectively, for the year to date. Both sectors have experienced ups and downs during 1999, with technology the only sector of the index to post a positive return for the third quarter.
    The venerable Dow Jones Industrial Average incorporated four new stocks on November 1, including fund holdings Microsoft and SBC Communications. Experts say these new stocks represent the "new economy," dominated largely by technology and telecommunications, replacing stocks that represented the old, industrial economy.

HOW WAS THE FUND POSITIONED AT THE END OF THE FISCAL YEAR?
Of our 68 holdings, most are large-company stocks. We also invest largely in the United States, which dominates technology and telecommunications. As we stated in our

                      -------------------------------------

                        IF THE CURRENT ECONOMIC EXPANSION

                            LASTS THROUGH THE END OF

                              1999, IT WILL BECOME

                             THE LONGEST PEACE-TIME

                           EXPANSION IN U.S. HISTORY.

                      -------------------------------------

FUND PERFORMANCE ROUTS INDEXES

Total return for year ended 10/31/99, excluding sales charges
================================================================================
Class A Shares             67.63

Class B Shares             66.84

S&P 500 Index              25.66

MSCI World Index           24.91
================================================================================

          See important fund and index disclosures inside front cover.

                AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

previous report to shareholders, the fund has been restructured to implement its expanded strategy of investing in technology stocks. This resulted in substantial capital gains for the fund at the close of the fiscal year. However, we believe the changes we've made will enhance the fund's performance.

HOW HAVE YOU BEEN TAKING ADVANTAGE OF TRENDS IN TELECOMMUNICATIONS AND
TECHNOLOGY?
Major trends include deregulation, the enormous growth in data traffic, the move from wire d to wireless phones, e-commerce and increasing bandwidth. We look for companies that are working to meet the increasing telecommunications and technology demands created by the e-revolution.
o Telephone companies all over the world--long regulated and often state-owned--are being turned loose to compete, resulting in a flurry of merger-and-acquisition activity. Companies are preparing for the day when there is effectively no separation between local and long-distance calling or between carrying voice, data or video. Fund holdings Vodafone Group, Qwest Communications and MCI WorldCom all made major acquisitions this year.
o According to IDC, a technology research group, more than 111 million people subscribed to wireless services in 1998. Experts say five years from now, cellphone users will be able to download pictures from the Web and even do videoconferencing from their mobile phones. Nokia, a fund holding and mobile-phone leader, predicts that 15% of those sold by the end of next year will be Internet-capable.
o In 1998, the Internet economy generated an estimated $301.4 billion in the United States, according to a study by the University of Texas Center for Research in Electronic Commerce. The Internet economy has already outpaced the energy sector (1998 revenue: $223 billion) and is closing in on the auto industry ($350 billion). Related fund holdings include eBay, RealNetworks and NaviSite.
o Equipment makers like Cisco Systems and Tellabs, both in our portfolio, focus on building communications networks to improve Internet bandwidth (a measure of how wide the connection pipeline is and how much information can be sent through it). JDS Uniphase, our top holding, makes chips used to increase the carrying capacity of optical fibers. We continue to see strength in these types of companies.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
We believe e-commerce performance in the fourth quarter will be very strong. Consumers are expected to spend nearly $36 million in on-line sales in 1999, and the Internet economy as a whole is expected to generate about $507 billion by the end of the year. The fourth quarter has also historically been the best quarter for markets over the last decade, with an average 6% return.
    Many analysts seem to believe that any Y2K problems will be minor. In fact, some are predicting a "millennium meltup" in the first quarter of 2000--a market resurgence caused by the reinvestment of capital pulled from the market before the end of 1999. Regardless of market trends, we will continue to target companies with above-average earnings growth that we believe will be market leaders in telecommunications and technology.

                                      [MAP]

PORTFOLIO COMPOSITION

As of 10/31/99, based on total net assets

==================================================================================================================
  Top 10 Holdings                                                        Top 10 Countries
------------------------------------------------------------------------------------------------------------------
    1. JDS Uniphase Corp.                                    6.64%         1. United States                 68.85%
    2. America Online, Inc.                                  4.69          2. United Kingdom                 7.22
    3. Nokia Oyj Class A (Finland)                           4.12          3. Japan                          6.72
    4. Cisco Systems, Inc.                                   3.82          4. Finland                        4.12
    5. eBay, Inc.                                            3.63          5. Canada                         2.73
    6. Motorola, Inc.                                        3.53          6. Germany                        2.60
    7. Yahoo! Inc.                                           3.33          7. Sweden                         1.10
    8. Microsoft Corp.                                       3.11          8. Ireland                        1.02
    9. NTT Mobile Communications Network, Inc. (Japan)       2.98          9. Spain                          0.90
   10. Mannesmann A.G. (Germany)                             2.60         10. Hong Kong                      0.70

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
==================================================================================================================

                      -------------------------------------

                         WE LOOK FOR COMPANIES THAT ARE

                         WORKING TO MEET THE INCREASING

                             TELECOMMUNICATIONS AND

                          TECHNOLOGY DEMANDS CREATED BY

                                THE E-REVOLUTION.

                      -------------------------------------

          See important fund and index disclosures inside front cover.

                AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE
RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND VS. BENCHMARK INDEXES

1/27/92-10/31/99
================================================================================
      Global Telecom     S&P500    MSCI World
--------------------------------------------------------------------------------
1/92   $  10,000       $  10,000    $  10,000
10/92      9,300          10,476        9,419
10/93     14,284          12,038       11,963
10/94     15,287          12,503       12,878
10/95     14,848          15,804       14,100
10/96     15,887          19,610       16,397
10/97     18,700          25,905       19,148
10/98     18,109          31,607       22,069
10/99     30,357          39,718       27,567

Source: Lipper, Inc.
================================================================================

ABOUT THIS CHART
The chart compares your fund's Class A shares to benchmark indexes. It is important to understand the differences between your fund and these indexes. An index measures the performance of a hypothetical portfolio. Your fund's total return, shown with the applicable sales charge, includes fund expenses and management fees. A market index such as the S&P 500 or the MSCI World Index is not managed, incurring no sales charges, expenses or fees. (Please note that the results for these indexes are for the period 1/31/92-10/31/99.) If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. Use of these indexes is intended to give you a general idea of how your fund performed compared to the stock market.
    Since the last reporting period, AIM Global Telecommunications and Technology Fund has elected to use the S&P 500 as its primary benchmark. This index more closely reflects the performance of the securities in which the fund invests.
    The fund will no longer measure its performance against the MSCI World Index, the index published in previous reports to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index.

YOUR FUND'S LONG-TERM PERFORMANCE

Average Annual Total Returns

As of 10/31/99, including sales charges
================================================================================
CLASS A SHARES
--------------------------------------------------------------------------------
Inception  (1/27/92)            15.38%

  5 years                       13.59

  1 year                        59.69

CLASS B SHARES
--------------------------------------------------------------------------------
Inception  (4/1/93)             16.57%

  5 years                       13.90

  1 year                        61.84

CLASS C SHARES
--------------------------------------------------------------------------------
  Inception (3/1/99)            31.24%*

ADVISOR CLASS SHARES**
--------------------------------------------------------------------------------
 Inception  (6/1/95)            19.96%

  1 year                        68.67
================================================================================

* Total return provided is cumulative total return that has not been annualized.
**  Sales charges do not apply.

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B, Class C and Advisor Class shares will differ from Class A shares due to differing fees and expenses. For fund data performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.
    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. THE RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

                AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                     SHARES          VALUE
DOMESTIC COMMON STOCKS-67.89%

BROADCASTING (TELEVISION, RADIO &
  CABLE)-2.76%

Comcast Corp.-Class A                  440,000   $   18,535,000
---------------------------------------------------------------
UnitedGlobalCom Inc.-Class A(a)        400,000       34,800,000
---------------------------------------------------------------
                                                     53,335,000
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-16.36%

Corning, Inc.                          402,000       31,607,250
---------------------------------------------------------------
General Instrument Corp.(a)            250,000       13,453,125
---------------------------------------------------------------
Harmonic, Inc.(a)                      400,000       23,750,000
---------------------------------------------------------------
JDS Uniphase Corp.(a)                  770,000      128,493,750
---------------------------------------------------------------
Lucent Technologies Inc.               400,000       25,700,000
---------------------------------------------------------------
Motorola, Inc.                         701,000       68,303,687
---------------------------------------------------------------
Tellabs, Inc.(a)                       400,000       25,300,000
---------------------------------------------------------------
                                                    316,607,812
---------------------------------------------------------------

COMPUTERS (NETWORKING)-6.16%

Cisco Systems, Inc.(a)               1,000,000       74,000,000
---------------------------------------------------------------
Exodus Communications, Inc.(a)         170,800       14,688,800
---------------------------------------------------------------
Extreme Networks, Inc.(a)              150,000       12,046,875
---------------------------------------------------------------
VeriSign, Inc.(a)                      150,000       18,525,000
---------------------------------------------------------------
                                                    119,260,675
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-2.07%

EMC Corp.(a)                           550,000       40,150,000
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-19.63%

America Online, Inc.(a)                700,400       90,833,125
---------------------------------------------------------------
Clarus Corp.(a)                        100,000        1,875,000
---------------------------------------------------------------
eBay, Inc.(a)                          520,000       70,265,000
---------------------------------------------------------------
InfoSpace.com, Inc.(a)                 194,800       10,835,750
---------------------------------------------------------------
Inktomi Corp.(a)                       291,800       29,599,462
---------------------------------------------------------------
Lycos, Inc.(a)                         350,000       18,725,000
---------------------------------------------------------------
Microsoft Corp.(a)                     650,000       60,165,625
---------------------------------------------------------------
NaviSite, Inc.(a)                       77,500        3,642,500
---------------------------------------------------------------
RealNetworks, Inc.(a)                  130,000       14,259,375
---------------------------------------------------------------
Verity, Inc.(a)                        100,000        6,887,500
---------------------------------------------------------------
VerticalNet, Inc.(a)                   150,000        8,400,000
---------------------------------------------------------------
Yahoo! Inc.(a)                         360,327       64,521,053
---------------------------------------------------------------
                                                    380,009,390
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.19%

EchoStar Communications Corp.(a)        60,000        3,712,500
---------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.25%

General Motors Corp.-Class H(a)         65,000        4,732,813
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
ELECTRONICS (INSTRUMENTATION)-0.41%

Alpha Industries, Inc.(a)              145,000   $    8,011,250
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-4.07%

Broadcom Corp.-Class A(a)              230,000       29,396,875
---------------------------------------------------------------
PMC-Sierra, Inc.(a)                    380,000       35,815,000
---------------------------------------------------------------
Texas Instruments, Inc.                150,000       13,462,500
---------------------------------------------------------------
                                                     78,674,375
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.64%

GoTo.com, Inc.(a)                      216,700       12,351,900
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-2.22%

Brocade Communications Systems,
  Inc.(a)                              160,000       43,040,000
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-1.52%

Triton PCS Holdings, Inc.-Class
  A(a)                                 234,200        8,255,550
---------------------------------------------------------------
Western Wireless Corp.-Class A(a)      400,000       21,150,000
---------------------------------------------------------------
                                                     29,405,550
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-2.61%

MCI WorldCom, Inc.(a)                  500,000       42,906,250
---------------------------------------------------------------
WinStar Communications, Inc.(a)        195,000        7,568,439
---------------------------------------------------------------
                                                     50,474,689
---------------------------------------------------------------

TELEPHONE-9.00%

Bell Atlantic Corp.                    700,000       45,456,250
---------------------------------------------------------------
NTL, Inc.(a)                           626,771       47,242,883
---------------------------------------------------------------
Qwest Communications
  International, Inc.(a)             1,150,000       41,400,000
---------------------------------------------------------------
RCN Corp.(a)                           150,000        7,181,250
---------------------------------------------------------------
SBC Communications, Inc.               646,934       32,953,201
---------------------------------------------------------------
                                                    174,233,584
---------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $830,639,283)                         1,313,999,538
---------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-28.10%

AUSTRALIA-0.49%

Telstra Corp. (Telephone)(a)         2,972,900        9,538,957
---------------------------------------------------------------

CANADA-2.73%

BCE, Inc. (Telephone)                  495,425       29,813,662
---------------------------------------------------------------
Nortel Networks (Communications
  Equipment)                           371,000       22,978,812
---------------------------------------------------------------
                                                     52,792,474
---------------------------------------------------------------

FINLAND-4.12%

Nokia Oyj (Communications Equipment)   696,000       79,673,598
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
GERMANY-2.60%

Mannesmann A.G.
  (Machinery-Diversified)              320,000   $   50,330,072
---------------------------------------------------------------

HONG KONG-0.70%

China Telecom Ltd.
  (Telecommunications-
  Cellular/Wireless)(a)              3,948,000       13,493,570
---------------------------------------------------------------

IRELAND-1.02%

Esat Telecom Group PLC-ADR
  (Telecommunications-Long
  Distance)(a)                         441,300       19,748,175
---------------------------------------------------------------

JAPAN-6.72%

Kyocera Corp.
  (Electronics-Component
  Distributors)                        150,000       14,387,799
---------------------------------------------------------------
Nippon Telegraph & Telephone Corp.
  (Telecommunications-Long Distance)     2,001       30,709,318
---------------------------------------------------------------
NTT Mobile Communications Network, Inc.
  (Telecommunications-Cellular/Wireless) 2,170       57,649,105
---------------------------------------------------------------
Softbank Corp.
  (Computers-Software & Services)(a)    30,000       12,459,834
---------------------------------------------------------------
Yahoo Japan Corp.
  (Computers-Software & Services)(a)        28       14,771,474
---------------------------------------------------------------
                                                    129,977,530
---------------------------------------------------------------

NETHERLANDS-0.50%

Equant N.V.-ADR
  (Computers-Networking)(a)             54,700        5,305,900
---------------------------------------------------------------
Equant N.V.
  (Computers-Networking)(a)             45,300        4,408,353
---------------------------------------------------------------
                                                      9,714,253
---------------------------------------------------------------

RUSSIA-0.00%

Russian Telecommunications
  Development Corp.-Non-Voting
  (Telecommunications-Cellular-Wireless)
  (Acquired 12/22/93;
  Cost $4,530,000)(b)(c)               453,000                0
---------------------------------------------------------------
Russian Telecommunications
  Development Corp.-Voting
  (Telecommunications-Cellular-Wireless)
  (Acquired 12/22/93; Cost
  $3,310,000)(b)(c)                    331,000                0
---------------------------------------------------------------
                                                              0
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
SPAIN-0.90%

Telefonica S.A. (Telephone)(a)       1,058,409   $   17,415,135
---------------------------------------------------------------

SWEDEN-1.10%

Telefonaktiebolaget LM
  Ericsson-ADR (Communications
  Equipment)                           500,000       21,375,000
---------------------------------------------------------------

UNITED KINGDOM-7.22%

British Sky Broadcasting Group
  PLC (Broadcasting-Television,
  Radio & Cable)                       980,000       10,529,310
---------------------------------------------------------------
British Telecommunications PLC
  (Communications Equipment)         1,005,000       18,233,357
---------------------------------------------------------------
Orange PLC (Telephone)(a)            1,671,300       41,683,888
---------------------------------------------------------------
Vodafone AirTouch PLC
  (Telecommunications-
  Cellular/Wireless)                 7,185,000       33,430,390
---------------------------------------------------------------
Vodafone AirTouch PLC-ADR
  (Telecommunications-
  Cellular/Wireless)                   750,000       35,953,125
---------------------------------------------------------------
                                                    139,830,070
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $235,295,660)                                 543,888,834
---------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT
U.S. DOLLAR DENOMINATED
  CONVERTIBLE BONDS & NOTES-0.96%

TELECOMMUNICATIONS (LONG DISTANCE)-0.96%

Level 3 Communications Inc.,
  Conv. Bonds, 6.00%, 09/15/09
  (Cost $15,047,500)               $15,000,000       18,450,000
---------------------------------------------------------------

                                     SHARES
MONEY MARKET FUNDS-3.85%

STIC Liquid Assets Portfolio(d)     37,285,702       37,285,702
---------------------------------------------------------------
STIC Prime Portfolio(d)             37,285,702       37,285,702
---------------------------------------------------------------
    Total Money Market Funds
      (Cost $74,571,404)                             74,571,404
---------------------------------------------------------------
TOTAL INVESTMENTS-100.80%                         1,950,909,776
---------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.80%)                                    (15,433,144)
---------------------------------------------------------------
NET ASSETS-100.00%                               $1,935,476,632
===============================================================

Investment Abbreviation:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 10/31/99 was $0.
(d) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:

Investments, at value (cost $1,155,553,847)    $1,950,909,776
-------------------------------------------------------------
Cash                                                    1,184
-------------------------------------------------------------
Foreign currencies, at value (cost
  $12,905,416)                                     13,018,879
-------------------------------------------------------------
Receivables for:
  Investments sold                                  1,997,433
-------------------------------------------------------------
  Fund shares sold                                  8,062,379
-------------------------------------------------------------
  Dividends and interest                              766,409
-------------------------------------------------------------
Other assets                                              111
-------------------------------------------------------------
    Total assets                                1,974,756,171
-------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            32,954,728
-------------------------------------------------------------
  Fund shares reacquired                            2,452,926
-------------------------------------------------------------
Accrued advisory fees                               1,463,119
-------------------------------------------------------------
Accrued administrative service fees                    14,251
-------------------------------------------------------------
Accrued distribution fees                           1,297,984
-------------------------------------------------------------
Accrued transfer agent fees                           446,518
-------------------------------------------------------------
Accrued trustees' fees                                 16,478
-------------------------------------------------------------
Accrued operating expenses                            633,535
-------------------------------------------------------------
    Total liabilities                              39,279,539
-------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING    $1,935,476,632
=============================================================

NET ASSETS:

Class A                                        $1,023,124,164
=============================================================
Class B                                        $  898,399,932
=============================================================
Class C                                        $   12,352,198
=============================================================
Advisor Class                                  $    1,600,338
=============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                            38,700,841
=============================================================
Class B                                            35,327,893
=============================================================
Class C                                               485,820
=============================================================
Advisor Class                                          58,931
=============================================================
Class A:
  Net asset value and redemption price per
    share                                      $        26.44
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $26.44 divided by
     95.25%)                                   $        27.76
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        25.43
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        25.43
=============================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                            $        27.16
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:

Dividends (net of $387,393 foreign withholding
  tax)                                          $  5,147,508
------------------------------------------------------------
Interest                                           4,430,526
------------------------------------------------------------
Securities lending                                 1,219,467
------------------------------------------------------------
    Total investment income                       10,797,501
------------------------------------------------------------

EXPENSES:

Advisory and administrative fees                  15,437,508
------------------------------------------------------------
Accounting services fees                             320,819
------------------------------------------------------------
Custodian fees                                       287,382
------------------------------------------------------------
Distribution fees -- Class A                       4,313,052
------------------------------------------------------------
Distribution fees -- Class B                       7,605,277
------------------------------------------------------------
Distribution fees -- Class C                          27,171
------------------------------------------------------------
Printing fees                                      1,124,218
------------------------------------------------------------
Trustees' fees                                        66,075
------------------------------------------------------------
Transfer agent fees -- Class A                     1,659,429
------------------------------------------------------------
Transfer agent fees -- Class B                     1,463,050
------------------------------------------------------------
Transfer agent fees -- Class C                         7,787
------------------------------------------------------------
Transfer agent fees -- Advisor                        10,787
------------------------------------------------------------
Other                                                447,944
------------------------------------------------------------
    Total expenses                                32,770,499
------------------------------------------------------------
Less: Expenses paid indirectly                       (14,651)
------------------------------------------------------------
    Net expenses                                  32,755,848
------------------------------------------------------------
Net investment income (loss)                     (21,958,347)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  AND FORWARD CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          304,153,021
------------------------------------------------------------
  Foreign currencies                              (3,359,421)
------------------------------------------------------------
  Forward contracts                               (1,095,245)
------------------------------------------------------------
                                                 299,698,355
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          535,189,501
------------------------------------------------------------
  Foreign currencies                                (485,052)
------------------------------------------------------------
  Forward contracts                                2,729,985
------------------------------------------------------------
                                                 537,434,434
------------------------------------------------------------
  Net gain from investment securities, foreign
    currencies and forward contracts             837,132,789
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $815,174,442
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                   1999              1998
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $  (21,958,347)   $  (18,787,161)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and forward contracts                             299,698,355        71,148,199
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and forward
    contracts                                                    537,434,434       (65,095,698)
----------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                 815,174,442       (12,734,660)
----------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS:

  Class A                                                        (23,149,236)      (59,979,418)
----------------------------------------------------------------------------------------------
  Class B                                                        (21,143,550)      (54,057,223)
----------------------------------------------------------------------------------------------
  Advisor Class                                                     (150,968)         (239,075)
----------------------------------------------------------------------------------------------

SHARE TRANSACTIONS-NET:

  Class A                                                       (101,952,900)     (140,083,034)
----------------------------------------------------------------------------------------------
  Class B                                                        (72,208,921)     (120,556,830)
----------------------------------------------------------------------------------------------
  Class C                                                         11,141,603                --
----------------------------------------------------------------------------------------------
  Advisor Class                                                   (5,609,698)          (92,959)
----------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                        602,100,772      (387,743,199)
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          1,333,375,860     1,721,119,059
----------------------------------------------------------------------------------------------
  End of period                                               $1,935,476,632    $1,333,375,860
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $  863,973,212    $1,003,778,129
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                           5,534             5,534
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies and forward contracts         275,954,959        71,483,704
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and forward contracts                             795,542,927       258,108,493
----------------------------------------------------------------------------------------------
                                                              $1,935,476,632    $1,333,375,860
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Telecommunications and Technology Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of four different classes of shares: Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

 A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE"). Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for Federal income tax purposes.
        Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
        On October 31, 1999, undistributed net investment income was increased by $21,958,348, undistributed net realized gains decreased by $50,783,348 and paid-in capital increased by $28,825,000 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

F. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

G. Foreign Securities -- There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

H. Indexed Securities -- The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual rate of 2.00%, 2.50%, 2.50% and 1.50% of the average daily net assets of the Fund's Class A, Class B, Class C and Advisor Class shares, respectively. Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. For the year ended October 31, 1999, AIM was paid $320,819 for such services.
The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 1999, AFS was paid $3,141,053 for such services.
The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $4,313,052, $7,605,277 and $27,171, respectively, as compensation under the Plans.
AIM Distributors received commissions of $205,929 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $8,313 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in custodian fees of $14,651 under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $14,651 during the year ended October 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000.
  During the year ended October 31, 1999, the average outstanding daily balance of bank loans for the Fund was $112,348 with a weighted average interest rate of 5.47%. Interest expense for the Fund for the year ended October 31, 1999 was $12,459.

NOTE 5-PORTFOLIO SECURITIES LOANED

At October 31, 1999, securities with an aggregate value of $261,274,438 were on loan to brokers. The loans were secured by cash collateral of $266,656,351 received by the Fund. For the year ended October 31, 1999, the Fund received fees of $1,219,467 for securities lending.
  For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $1,890,552,707 and $2,086,302,700, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
  investment securities                                      $800,003,800
-------------------------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities                      (6,592,795)
-------------------------------------------------------------------------
Net unrealized appreciation of investment securities         $793,411,005
=========================================================================

Cost of investments for tax purposes is $1,157,498,771.


NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                         1999                           1998
                                                              ---------------------------   -----------------------------
                                                                SHARES         AMOUNT          SHARES          AMOUNT
                                                              -----------   -------------   ------------   --------------
Sold:
  Class A                                                      42,637,825   $ 826,757,794    108,008,301   $1,941,688,002
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       6,195,698     131,627,637     10,070,976      179,810,719
-------------------------------------------------------------------------------------------------------------------------
  Class C*                                                        544,069      12,490,317             --               --
-------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   664,975      14,200,299      3,217,206       58,029,142
-------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                       1,233,567      21,142,757      3,004,072       49,839,899
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,176,293      19,479,129      2,786,131       44,943,256
-------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                     8,588         150,375         14,131          237,955
-------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (49,011,051)   (949,853,451)  (117,654,141)  (2,131,610,935)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (11,052,108)   (223,315,687)   (19,680,426)    (345,310,805)
-------------------------------------------------------------------------------------------------------------------------
  Class C*                                                        (58,249)     (1,348,714)            --               --
-------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                  (900,945)    (19,960,372)    (3,206,646)     (58,360,056)
-------------------------------------------------------------------------------------------------------------------------
                                                               (8,561,338)  $(168,629,916)   (13,440,396)  $ (260,732,823)
=========================================================================================================================

*  Class C shares commenced sales on March 1, 1999.

NOTE 8-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                          CLASS A
                                                              ----------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------------
                                                                 1999          1998(a)     1997(a)      1996(a)         1995
                                                              ----------      --------     --------   ----------    ----------
Net asset value, beginning of period                          $    16.28      $  18.04     $  16.69   $    16.42    $    17.80
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.25)        (0.17)       (0.17)       (0.13)        (0.09)
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments           10.97         (0.39)        2.93         1.22         (0.43)
------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment operations             10.72         (0.56)        2.76         1.09         (0.52)
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net realized gain on investments                            (0.56)        (1.20)       (1.41)       (0.82)        (0.86)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $    26.44      $  16.28     $  18.04   $    16.69    $    16.42
------------------------------------------------------------------------------------------------------------------------------
Total return(b)                                                    67.63%        (3.16)%      17.70%        7.00%        (2.88)%
==============================================================================================================================
Ratios and supplemental data:
Net assets, end of period (in 000s)                           $1,023,124      $713,904     $910,801   $1,204,428    $1,353,722
==============================================================================================================================
Ratio of net investment income (loss) to average net assets        (1.11)%(c)    (0.93)%      (1.06)%      (0.89)%       (0.55)%
==============================================================================================================================
Ratio of expenses to average net assets                             1.77%(c)      1.88%        1.84%        1.79%         1.83%
==============================================================================================================================
Portfolio turnover rate                                              122%           75%          35%          37%           62%
==============================================================================================================================

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b)  Total return does not include sales charges.
(c)  Ratios are based on average net assets of $862,610,444.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                         CLASS B
                                                              -------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                                1999       1998(a)     1997(a)      1996(a)         1995
                                                              ---------    --------    --------    ----------    ---------
Net asset value, beginning of period                          $  15.76     $  17.58    $  16.37    $    16.20    $    17.66
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.35)       (0.25)      (0.25)        (0.23)        (0.17)
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments         10.58        (0.37)       2.87          1.22         (0.43)
---------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment operations           10.23        (0.62)       2.62          0.99         (0.60)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net realized gain on investments                          (0.56)       (1.20)      (1.41)        (0.82)        (0.86)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  25.43     $  15.76    $  17.58    $    16.37    $    16.20
===========================================================================================================================
Total return(b)                                                  66.84%       (3.67)%     17.15%         6.46%        (3.37)%
===========================================================================================================================
Ratios and supplemental data:
Net assets, end of period (in 000s)                           $898,400     $614,715    $805,535    $1,007,654    $1,111,520
===========================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.62)%(c)   (1.43)%     (1.56)%       (1.39)%       (1.05)%
===========================================================================================================================
Ratio of expenses to average net assets                           2.28%(c)     2.38%       2.34%         2.29%         2.33%
===========================================================================================================================
Portfolio turnover rate                                            122%          75%         35%           37%           62%
===========================================================================================================================

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b)  Total return does not include sales charges.
(c)  Ratios are based on average net assets of $760,527,702.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                     CLASS C                                ADVISOR CLASS
                                                  --------------    -------------------------------------------------------------
                                                  MARCH 1, 1999              YEAR ENDED OCTOBER 31,
                                                  TO OCTOBER 31,    ----------------------------------------    JUNE 1, 1995 TO
                                                       1999          1999        1998(a)   1997(a)    1996(a   OCTOBER 31, 1995
                                                  --------------    -------      -------   -------    -------  ----------------
Net asset value, beginning of period                 $ 19.23        $ 16.61      $ 18.28   $ 16.81    $ 16.46      $15.24
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.11)         (0.11)       (0.08)    (0.09)     (0.05)         --
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments                                         6.31          11.22        (0.39      2.97       1.22        1.22
------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment
      operations                                        6.20          11.11        (0.47)     2.88       1.17        1.22
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net realized gain on investments                   --          (0.56)       (1.20)    (1.41)     (0.82)         --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 25.43        $ 27.16      $ 16.61   $ 18.28    $ 16.81      $16.46
==============================================================================================================================
Total return(b)                                        32.24%         68.67%       (2.59)%   18.33%      7.49%       7.94%
==============================================================================================================================
Ratios and supplemental data:
Net assets, end of period (in 000's)                 $12,352        $ 1,600      $ 4,757   $ 4,783    $   945      $  681
==============================================================================================================================
Ratio of net investment income (loss) to
  average net assets:                                  (1.62)%(c)     (0.56)%(d)   (0.43)%   (0.56)%    (0.39)%     (0.05)%(e)
==============================================================================================================================
Ratio of expenses to average net assets:                2.28%(c)       1.22%(d)     1.38%     1.34%      1.29%       1.33%(e)
==============================================================================================================================
Portfolio turnover rate                                  122%           122%         75%        35%        37%         62%
==============================================================================================================================

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not include sales charge and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $4,047,890.
(d)  Ratios are based on average net assets of $5,607,430.
(e)  Annualized.

NOTE 9-SUBSEQUENT EVENT

On November 3, 1999, the Board of Trustees approved the conversion of Advisor Class Shares into Class A Shares. The proposed effective date of this conversion is February 11, 2000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Global Telecommunications and Technology Fund and Board of Trustees of AIM Investment
                       Funds:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Telecommunications and Technology Fund at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                     PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       December 23, 1999

BOARD OF TRUSTEES                            OFFICERS                           OFFICE OF THE FUND
C. Derek Anderson                            Robert H. Graham                   11 Greenway Plaza
President, Plantagenet Capital               Chairman and President             Suite 100
Management, LLC (an investment                                                  Houston, TX 77046
partnership); Chief Executive Officer,       Dana R. Sutton
Plantagenet Holdings, Ltd.                   Vice President and Treasurer       INVESTMENT MANAGER
(an investment banking firm)
                                             Samuel D. Sirko                    A I M Advisors, Inc.
Frank S. Bayley                              Vice President and Secretary       11 Greenway Plaza
Partner, law firm of                                                            Suite 100
Baker & McKenzie                             Melville B. Cox                    Houston, TX 77046
                                             Vice President
Robert H. Graham                                                                TRANSFER AGENT
President and Chief Executive Officer,       Gary T. Crum
A I M Management Group Inc.                  Vice President                     A I M Fund Services, Inc.
                                                                                P.O. Box 4739
Ruth H. Quigley                              Carol F. Relihan                   Houston, TX 77210-4739
Private Investor                             Vice President
                                                                                CUSTODIAN
                                             Mary J. Benson
                                             Assistant Vice President and       State Street Bank and Trust Company
                                             Assistant Treasurer                225 Franklin Street
                                                                                Boston, MA 02110
                                             Sheri Morris
                                             Assistant Vice President and       COUNSEL TO THE FUND
                                             Assistant Treasurer
                                                                                Kirkpatrick & Lockhart LLP
                                             Nancy L. Martin                    1800 Massachusetts Avenue, N.W.
                                             Assistant Secretary                Washington, D.C. 20036-1800

                                             Ofelia M. Mayo                     COUNSEL TO THE TRUSTEES
                                             Assistant Secretary
                                                                                Paul, Hastings, Janofsky & Walker LLP
                                             Kathleen J. Pflueger               Twenty Third Floor
                                             Assistant Secretary                555 South Flower Street
                                                                                Los Angeles, CA 90071

                                                                                DISTRIBUTOR

                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046

                                                                                AUDITORS

                                                                                PricewaterhouseCoopers LLP
                                                                                160 Federal St.
                                                                                Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION -- UNAUDITED

AIM Global Telecommunications and Technology Fund distributed long-term capital gains of $44,443,754 during the Fund's tax year ended October 31, 1999.

AIM FUNDS(SM) MAKES INVESTING EASY

o   AIM BANK CONNECTION(SM). You can make investments in your AIM account in
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    convenient feature, AIM will draw the funds from your pre-authorized checking account at your request.

o AIM INTERNET CONNECT(SM). With this service, you can purchase, redeem or exchange shares of AIM funds in your current AIM account simply by accessing
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    or 403(b), only exchanges are allowed over the Internet because of the tax-reporting and record-keeping requirements these accounts involve.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. You can receive distributions in cash, or you can reinvest them in your account without paying a sales charge. Over time, the power of compounding can significantly increase the value of your account.

o AUTOMATIC INVESTMENT PLAN. You can add to your account by authorizing your AIM fund to withdraw a specified amount, minimum $50, from your bank account
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o   EASY ACCESS TO YOUR MONEY. You can redeem shares of your AIM fund any day
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o   EXCHANGE PRIVILEGE. As your investment goals change, you may exchange part or all of your shares of one fund for shares of a different AIM Fund within
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o   TAX-ADVANTAGED RETIREMENT PLANS. You can enjoy the tax advantages offered by a variety of investment plans, including Traditional IRAs, Roth IRAs and education IRAs, among others.

o E-MAIL ACCESS. You can contact us at general@aimfunds.com for general information. For account information, contact us at youraccount@aimfunds.com.

o www.aimfunds.com. Our award-winning Web site provides account information, shareholder education and fund performance information.

                      -------------------------------------

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                               AIM INVESTOR LINE,

                                  800-246-5463,

                            PROVIDES CURRENT ACCOUNT

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                      -------------------------------------

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                MONEY MARKET FUNDS                             A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)               AIM Money Market Fund                          leadership in the mutual fund industry
AIM Blue Chip Fund                          AIM Tax-Exempt Cash Fund                       since 1976 and managed approximately $120
AIM Capital Development Fund                                                               billion in assets for more than 6.4
AIM Constellation Fund                      INTERNATIONAL GROWTH FUNDS                     million shareholders, including
AIM Dent Demographic Trends Fund            AIM Advisor International Value Fund           individual investors, corporate clients
AIM Large Cap Growth Fund                   AIM Asian Growth Fund                          and financial institutions, as of
AIM Mid Cap Equity Fund                     AIM Developing Markets Fund                    September 30, 1999.
AIM Mid Cap Growth Fund                     AIM Euroland Growth Fund(4)                        The AIM Family of Funds--Registered
AIM Mid Cap Opportunities Fund              AIM European Development Fund                  Trademark--is distributed nationwide,
AIM Select Growth Fund                      AIM International Equity Fund                  and AIM today is the 10th-largest mutual
AIM Small Cap Growth Fund(2)                AIM Japan Growth Fund                          fund complex in the United States in
AIM Small Cap Opportunities Fund(3)         AIM Latin American Growth Fund                 assets under management, according to
AIM Value Fund                              AIM New Pacific Growth Fund                    Strategic Insight, an independent mutual
AIM Weingarten Fund                                                                        fund monitor.
                                            GLOBAL GROWTH FUNDS
GROWTH & INCOME FUNDS                       AIM Global Aggressive Growth Fund
AIM Advisor Flex Fund                       AIM Global Growth Fund
AIM Advisor Large Cap Value Fund
AIM Advisor Real Estate Fund                GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                           AIM Global Growth & Income Fund
AIM Basic Value Fund                        AIM Global Utilities Fund
AIM Charter Fund
                                            GLOBAL INCOME FUNDS
INCOME FUNDS                                AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                      AIM Global Government Income Fund
AIM High Yield Fund                         AIM Global Income Fund
AIM High Yield Fund II                      AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund            THEME FUNDS
AIM Limited Maturity Treasury Fund          AIM Global Consumer Products and Services Fund
                                            AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                       AIM Global Health Care Fund
AIM High Income Municipal Fund              AIM Global Infrastructure Fund
AIM Municipal Bond Fund                     AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut     AIM Global Telecommunications and Technology Fund(5)
AIM Tax-Free Intermediate Fund              AIM Global Trends Fund(6)

(1)AIM Aggressive Growth Fund reopened to new investors on November 16, 1998.
(2)AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3)AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (4)On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5)On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6)Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after January 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.




                                                          Invest with DISCIPLINE
                                                        --Registered Trademark--


GTL-AR-1